UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   October 22, 2010

Cal Dive International, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33206 (Commission File Number)	61-1500501 (IRS Employer Identification No.)

2500 CityWest Boulevard, Suite 2200 Houston, Texas (Address of principal executive offices)	77042 (Zip Code)

(713) 361-2600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02

Results of Operations and Financial Condition.

The following information is being provided under Form 8-K, Item 2.02, and should not be deemed incorporated by reference by any general statement incorporating by reference this Current Report into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates this information by reference, and none of this information should be deemed “filed” under such acts.

The information set forth in Item 2.06 below is incorporated by reference herein.

 Item 2.06

Material Impairments.

On October 19, 2010, Cal Dive International, Inc., a Delaware corporation (“Cal Dive” or the “Company”), filed a Current Report on Form 8-K (the “Original 8-K”) reporting that the Company expects to record for the third quarter 2010 non-cash, pre-tax impairment charges related to all or substantially all of the Company’s goodwill and the potential write-down of four idle construction barges.  At the time the Original 8-K was filed, the Company was unable in good faith to make a determination of an estimate of the amount or range of amounts of these prospective impairment charges.  The Company is filing this Form 8-K/A to amend the Original 8-K to update the disclosure therein under Item 2.06.

On October 22, 2010, based on its interim impairment analysis, the Company determined that it will record $292.5 million of pre-tax goodwill impairment charges related to all of the Company’s goodwill.  The Company also determined that it will record $23.2 million of pre-tax fixed asset impairment charges related to the four idle construction barges, resulting from the uncertain outlook regarding their future utilization.  These impairment charges will be reflected in the Company’s financial statements as of and for the fiscal quarter ending September 30, 2010.

CAUTIONARY STATEMENT

Certain statements in this Current Report on Form 8-K may include “forward-looking” statements that are generally identifiable through our use of words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “project” and similar expressions and include any statements that we make regarding our earnings expectations.  The forward-looking statements speak only as of the date of Current Report on Form 8-K, and the Company undertakes no obligation to update or revise such statements to reflect new information or events as they occur.  Actual future results may differ materially due to a variety of factors, including current economic and financial market conditions, changes in commodity prices for natural gas and oil and in the level of offshore exploration, development and production activity in the oil and natural gas industry, the impact on the market and regulatory environment in the U.S. Gulf of Mexico resulting from the Macondo well blowout, the Company’s inability to obtain contracts with favorable pricing terms if there is a downturn in its business cycle, intense competition in its industry, the operational risks inherent in its business, and other risks detailed in Cal Dive’s Annual Report on Form 10-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CAL DIVE INTERNATIONAL, INC.

By:	/s/ Lisa M. Buchanan
Lisa M. Buchanan Executive Vice President, General Counsel and Secretary

Date:   October 28, 2010